Exhibit 99(a)

Robert J. McCormick, President and Chief Executive Officer
Robert T. Cushing, Executive Vice President and Chief Financial Officer
Scot R. Salvador, Executive Vice President and Chief Banking Officer
October 3, 2013

Forward Looking Statements

Note: Data in this presentation was obtained from SNL Financial and from the Company’s SEC filings.
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”).
Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “should,” “may,” “plans,” “estimates,” and similar references; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii)
statements of plans, objectives, and expectations of TrustCo or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of underlying assumptions. Forward-looking statements are based on TrustCo’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. TrustCo’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:
(1) local, regional, national, and international economic conditions and the impact they may have on us and our customers; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of non-
performing assets and charge-offs; (5) changes in estimates of future reserve requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services; (9) changes in consumer spending, borrowings, and savings habits; (10)
technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks and other financial service providers; (13) the effect of changes in laws and regulations with which we and our subsidiaries must comply, including those under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III update to the Basel Accords that is under development; (14) the effect of changes in accounting policies and practices, as may be adopted by regulatory agencies, as well as the Public
Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; and (16) our success at managing the risks involved in the foregoing items; and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Any forward-looking statement made by the Company speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

TrustCo Bank Corp NY
✓ New York community-focused financial services company with additional market presence in Florida, Massachusetts, New Jersey and Vermont
✓ Provides core banking products and services to local businesses and retail customers
✓ Strategy of building solid deposit franchise with low cost, core deposit base has led to strong, consistent balance sheet and net income growth
(1) As of September 30 2013
Source: SNL Financial
Year Founded: 1902
Branches: 139 (86 in NY; 46 in FL; 4 in MA; 2 in NJ; 1 in VT)
Headquarters: Glenville, NY

Market Data (as of 9/30/13)		Financial Data (as of 6/30/13)
Closing Price	$5.95	Assets:	$4.4 Billion
Market Capitalization	$561M	Net Loans:	$2.7 Billion
Shares Outstanding	94.2M	Deposits:	$3.9 Billion
Dividend Yield:	4.41%	Tangible Common Equity:	$348 Million
Institutional Ownership:	56.2%
Insider Ownership:	4.3%

Strategy and Philosophy for Continued Growth
✓ Deposit and Loan Portfolio Growth
✓ Superior Asset Quality
✓ Increasing Market Share in New
 Markets
▶ Generated through our expanded branch
 network
▶ Intense customer service focus
▶ Simple, low cost products
▶ Centralized portfolio lending process
▶ Conservative lending criteria
▶ History of strong portfolio management
▶ One of the fastest growing deposit
 franchises and branch networks in central
 Florida¹
✓ Improving Efficiency Ratio
▶ Effective cost controls producing world
 class results
(1) Florida market consists of the counties of Brevard, Charlotte, Hillsborough, Lake, Manatee, Orange, Osceola, Palm Beach, Polk, Sarasota, Seminole and Volusia
Source: FDIC, SNL Financial

Branch Franchise Overview
New York - 14 Counties, 86 Branches
Massachusetts - 1 County, 4 Branches
New Jersey - 1 County, 2 Branches
Vermont - 1 County, 1 Branch
Florida - 12 Counties, 46 Branches
As of June 30, 2013

Branch Growth Strategy
▶ Since 2000, the Company has increased its network by 85 branches, bringing the total to 139
▶ All new branches opened on a de novo basis
▶ Expansion included growth in five states, with a focus on Florida and Downstate New
 York
▶ We have built a platform for steady and conservative growth
 o Rebuilding deposits per branch
▶ TrustCo now has a footprint with economic and geographic diversification
Source: SEC Filings; Company Documents

38,000
36,000
34,000
32,000
30,000
28,000
26,000
24,000
Average Deposits per Branch
225
200
175
150
125
100
75
50
25
-
Number of Branches
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Q2/13
Average Deposits per Branch
Branches

Number of Branches & Average Size

ARM First Mortgages 1.5%
HECL 13.2%
HEL 1.6%
Fixed First Mortgages 83.7%

Detail of Loan Portfolio
1-4 Family Composition
June 30, 2013
✓ The portfolio is comprised of loans
 that are fully-documented using
 comprehensive underwriting criteria
 without sole reliance on credit
 scores
✓ All originations are taken at branch
 locations by company employees
✓ Residential portfolio increased 9.5%
 year over year
✓ Residential delinquency rate
 superior to peers
✓ Average loan size is approximately
 $95,000
✓ Company chose not to compete
 against exotic offerings that were
 commonly offered between 2005 to
 2007, e.g. no Alt-A or Subprime
 products or programs
Aggregate: $2.5 Billion
Note: Data as of June 30, 2013
Source: Company Documents, Call Report, SEC Filings

Investment Portfolio and Interest Rate Risk
▶ Strive to achieve a 60/40 split on loans to investments
▶ Investment Securities
 o High level of liquidity well in excess of $1 billion (including cash)
 o Vast majority of securities are available for sale
 o High credit quality portfolio
 o No derivatives, trust preferred or exotic instruments
▶ Interest Rate Risk
 o Loans are funded through core deposits
 o No borrowings
 o Deposit lives exceed asset lives
 o Successfully navigated many interest rate environments

SBA guaranteed participation certificates 11.1%
U. S. government sponsored enterprises 19.2%
Corporate bonds & other securities 6.6%
States and political subdivisions 1.2%
Mortgage-backed securities and collateralized mortgage obligations-residential 61.8%

*(Dollars in thousands)*

10

Investment Strategy and Composition
✓ 2013 plan consistent with prior years
✓ Focus on short-term investments (1-5 average life)
✓ Primarily investing in government sponsored agency and mortgage backed securities
✓ Continue to evaluate investing in other investment classes
Investment Composition June 30, 2013
U. S. government sponsored enterprises	188,133
States and political subdivisions	12,159
Mortgage-backed securities and collateralized mortgage obligations-residential	604,672
Corporate bonds & other securities	64,890
SBA guaranteed participation certificates	108,665
Total	978,519

TrustCo
Capital Ratios (%)
20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
Tier 1 Leverage
Tier 1 RBC
Total RBC

Capital Ratios as of June 30, 2013
(1) RBC = Risk Based Capital.
Source: SEC Filings; SNL Financial